UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period:  9/30/11

Item 1.  Reports to Stockholders.

Annual Report

September 30, 2011

1-855-477-8100

www.bandonalts.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Bandon Isolated Alpha Fixed Income Fund

Dear Shareholders,

The Bandon Isolated Alpha Fixed Income Fund (“Fund”) returned -2.50% (Investor Class) from its inception, January 1, 2011, through its fiscal year end, September 30, 2011. This return did not meet the Fund’s performance objective to provide consistent positive returns throughout various fixed income market cycles. Unlike traditional funds, the Fund is not managed relative to a benchmark; however, we have provided the following indices for perspective. The BofAML 3-Month Treasury Bill Index (the “Benchmark”), returned 0.10% for the same period. The Barclays Capital U.S. Aggregate Bond Index (the “Index”) returned 6.55% for the same period. In addition The HRFX Absolute Return index (the “HFRX”) returned -3.83% for the same period.

We do not expect to meet our performance objective each and every period. Looking beyond the overall performance, the period provided some interesting tests for the strategy. May 1st marked the start of significant Treasury interest rate and equity market declines as well as widening credit spreads as investors sought out safe haven assets.  During this period, the fund preserved capital. We believe the Fund’s ability to maintain its lack of correlation to traditional investments during periods of market strain suggests that it provides an alternative source of return, which we believe is valuable to investors.

Philosophy

The Bandon Isolated Alpha Fixed Income Fund seeks non-correlated, positive returns in all environments by investing both long and short in global fixed income markets. The strategy relies on active decision making, rather than buying and holding traditional fixed income securities. Bandon believes the skill set for analyzing and managing credit risks is very different from the skill set for analyzing and managing interest rate risks and as such seeks to isolate the decision making for each of these principal risk factors by employing two specialist, institutionally oriented alternative managers as sub-advisers.

The Fund seeks to reduce or eliminate risks associated with buying and holding fixed income securities. The Fund actively repositions its interest rate (ex. -5yrs to +5yrs of duration) and credit exposures within pre-defined symmetrical boundaries with little to no bias in investing long vs. short.

The Fund seeks to limit volatility and downside risk by employing strict risk management policies and seeks “bond like” volatility with a standard deviation in the 3 to 5 % range.

We believe given the anticipated lack of correlation to other financial markets and investment strategies the Fund fits well into the alternative category, additionally as the Fund invests in fixed income securities it also has a unique potential to act as a diversifier within the fixed income part of a portfolio.

Market Commentary

The year began with signs that the economy was recovering. Volatility increased as the prospect of European sovereign defaults grew. Quantitative Easing 1 (“QE1”) and Quantitative Easing 2 (“QE2”) were apparently not enough to get the economy headed in the right direction as the Fed implemented “Operation Twist” as an additional attempt to strengthen the economy.

The high quality areas of fixed income markets posted gains while lesser quality areas struggled.

Reflecting back on the period, 2011 was a good year for absolute return investing.  Increased volatility in traditional markets has both created additional opportunity and highlighted the increasing need to identify and invest in alternative sources of return.

Fund Commentary

The Fund struggled in its first four months and experienced its worst period of performance during that period including a 3.7% drawdown as many alternative and most traditional approaches were doing well.

When markets became strained and risk assets started to decline in early May the Fund’s performance stabilized and highlighted its ability to act independent of traditional financial markets through the end of its fiscal year end.

To date in 2011 the following strategies have provided profits; Directional Credit Longs, Opportunistic Trading, Event Driven and Pairs Trading.  Unfortunately those gains were overwhelmed by losses in Directional Interest Rate Shorts and Interest Rate Hedging.

As for the Fund’s performance, although unable to produce profits over the entire period it showed strong downside protection characteristics during periods of risk asset stress, generally low amounts of volatility and a lack of correlation to both stocks and bonds.

For our investors that use the Fund as primarily a fixed income alternative, our lack of long duration bias caused the Fund to lag most major fixed income benchmarks for the past year. However, for our absolute return-oriented investors, the Fund’s low volatility and ability to maintain its lack of correlation during periods of stress for risk assets highlighted its potential value.

The Future

Going forward in 2011 and into 2012, we expect continued volatility and increased opportunity for our opportunistic investment strategies.  With high quality fixed income yields and historic lows we believe that the fund offers an excellent opportunity to seek a higher return without taking on greater correlations to risk assets unlike many of the traditional alternatives to high quality fixed income.  Whether rates rise or not, low yields present significant challenges for income oriented investors.

We remain agnostic in our intermediate to long term views on the direction of interest rate and credit markets and remain focused on our disciplined approach to generating returns regardless of what occurs.

In summary, we believe the upcoming environment presents a great year for what we are doing.

We thank you for your continued support and interest in the Bandon Isolated Alpha Fixed Income Fund.

Sincerely,

William F. Woodruff

Chief Investment Officer

2466-NLD-11/14/2011

Bandon Isolated Alpha Fixed Income Fund
Portfolio Review (Unaudited)
September 30, 2011

The Fund's performance figures* for the period ended September 30, 2011, as compared to its benchmark:
Since Inception**
Bandon Isolated Alpha Fixed Income Fund - Investor Class	-2.50%
Bandon Isolated Alpha Fixed Income Fund - Investor Class with load	-8.11%
Bandon Isolated Alpha Fixed Income Fund - Class A	-2.50%
Bandon Isolated Alpha Fixed Income Fund - Class A with load	-8.11%
Bandon Isolated Alpha Fixed Income Fund - Class C	-2.70%
Bandon Isolated Alpha Fixed Income Fund - Class R	-2.50%
HRFX Absolute Return Index***	-3.83%
Bank of America Merrill Lynch 3-Month Treasury Bill Index ****	0.10%

*  The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-855-477-8100

** Inception date is December 31, 2010.
*** The HRFX Absolute Return index measures the comprehensive overall retruns of hedge funds. Investors may not invest in the Index directly.
**** Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.
Investors may not invest in the Index directly. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

Top Ten Holdings by Industry	% of Net Assets
Electric	5.7%
U.S. Gov't & Agencies	5.1%
Insurance	3.6%
Telecommunications	3.6%
Banks	3.2%
Lodging	2.6%
Diversified Financial Services	2.4%
Foreign Government	2.0%
Student Loan ABS	1.5%
Other, Cash & Cash Equivalents	70.3%
100.0%

Please refer to the portfolio of investments in this annual report for a detailed analysis of the Fund's holdings

Bandon Isolated Alpha Fixed Income Fund
	PORTFOLIO OF INVESTMENTS
	September 30, 2011

Principal Amount($)		Coupon Rate (%)	Maturity	Value

	BONDS & NOTES - 31.6%
	AGENCY COLLATERAL CMO - 1.1%
300,000	FREMF Mortgage Trust 2011-K14 B (a,b)	5.3320	4/25/2021	$ 287,787

	AUTOMOBILE ABS - 0.3%
32,254	Daimler Chrysler Auto Trust 2007-A A4	5.2800	3/8/2013	32,526
60,896	Santander Drive Auto Receivables Trust 2010-1 A2	1.3600	3/15/2013	60,973
				93,499
	BANKS - 3.2%
270,000	BB&T Capital Trust I	5.8500	8/18/2035	271,711
185,000	Goldman Sachs Group, Inc.	5.2500	7/27/2021	182,517
200,000	Goldman Sachs Group, Inc.	5.4500	11/1/2012	205,550
225,000	Wachovia Capital Trust III (a)	5.5698	Perpetual	184,500
				844,278
	BEVERAGES - 0.3%
100,000	CEDC Finance Corp. International, Inc. (b)	9.1250	12/1/2016	72,000

	BUILDING MATERIALS - 0.8%
200,000	Masco Corp.	5.8750	7/15/2012	201,250

	CHEMICALS - 1.0%
200,000	Braskem America Finance Co. (b)	7.1250	7/22/2041	183,966
70,000	Nalco Co.	8.2500	5/15/2017	77,438
				261,404
	COMMERCIAL MBS - 0.8%
87,103	Chase Commercial Mortgage Securities Corp. 1998-1 F (b)	6.5600	5/18/2030	89,478
115,000	Merrill Lynch Mortgage Investors Inc. 1998-C3 E (a)	7.0449	12/15/2030	120,252
				209,730
	DIVERSIFIED FINANCIAL SERVICES - 2.4%
645,000	International Lease Finance Corp. (b)	6.5000	9/1/2014	642,775

	FOREIGN GOVERNMENT - 2.0%
300,000	United Kingdom Treasury	4.2500	12/17/2040	529,825

	INSURANCE - 3.6%
185,000	American International Group, Inc.	4.8750	9/15/2016	176,801
190,000	MetLife, Inc.	10.7500	8/1/2039	237,500
250,000	Stoneheath RE (a)	6.8680	Perpetual	211,250
350,000	White Mountains Re Group Ltd. (a,b)	7.5060	Perpetual	321,184
				946,735
	IRON/STEEL - 0.2%
75,000	ArcelorMittal	5.5000	3/1/2021	67,805

	LODGING - 2.6%
600,000	MGM Resorts International	13.0000	11/15/2013	690,000

	MISCELLANEOUS MANUFACTURING - 0.8%
200,000	General Electric Co.	5.0000	2/1/2013	209,284

	OIL & GAS - 0.7%
200,000	QGOG Atlantic / Alaskan Rigs Ltd. (b)	5.2500	7/30/2018	184,000

	REGIONAL (STATE/PROVINCE) - 1.1%
275,000	Ontario Provisence	4.0000	6/2/2021	284,362

	RETAIL - 0.5%
120,000	Home Depot, Inc.	5.8750	12/16/2036	139,298

	STUDENT LOAN ABS - 1.5%
400,000	SLM Student Loan Trust 2011-B A2 (b)	3.7400	2/15/2029	402,259

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
	PORTFOLIO OF INVESTMENTS
	September 30, 2011

Principal Amount($)		Coupon Rate (%)	Maturity	Value
	TELECOMMUNICATIONS - 3.6%
150,000	Digicel Group Ltd. (b)	9.1250	1/15/2015	$ 144,188
200,000	Motorola Solutions, Inc.	5.3750	11/15/2012	206,972
600,000	Sprint Capital Corp.	8.3750	3/15/2012	606,000
				957,160
	U.S. GOVERNMENT & AGENCIES - 5.1%
1,000,000	Federal Home Loan Banks	1.7500	3/18/2013	1,018,650
335,000	United States Treasury Notes	2.1250	8/15/2021	341,504
				1,360,154
	WL COLLATERAL PAC - 0.0%
6,647	Wells Fargo Mortgage Backed Securities Trust 2005-9 1A1	4.7500	10/25/2035	6,632

	TOTAL BONDS & NOTES ( Cost - $8,566,342)			8,390,237

Shares
	PREFERRED STOCK - 7.1%
	COMMERCIAL SERVICES - 1.4%
8,000	Carriage Services Capital Trust	7.0000		360,000

	ELECTRIC - 5.7%
5,975	Ameren Illinois Co.	4.0800		472,025
2,000	Entergy Mississippi Inc.	4.9200		172,000
2,658	Entergy New Orleans Inc.	4.3600		223,272
2,645	Great Plains Energy Inc.	4.3500		239,796
4,700	Peco Energy Co.	4.4000		418,300
				1,525,393

	TOTAL PREFERRED STOCK ( Cost - $1,793,199)			1,885,393

	SHORT-TERM INVESTMENTS - 61.4%
	MONEY MARKET FUNDS - 12.1%
3,052,146	HighMark Diversified Money Market Fund (c)	0.0200		3,052,146
155,154	HighMark 100% US Treasury Money Market Fund (c)	0.0000		155,154
	TOTAL MONEY MARKET FUNDS (Cost $3,207,300)			3,207,300

Principal Amount($)		Yield (d)
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 49.3%
250,000	Federal National Mortgage Association Discount Notes (e)	0.160	1/17/2012	249,880
250,000	Federal National Mortgage Association Discount Notes (e)	0.160	2/16/2012	249,846
1,000,000	Federal Farm Credit Discount Notes	0.150	8/3/2012	998,721
1,000,000	Federal Home Loan Bank Discount Notes	0.130	7/12/2012	998,970
6,100,000	Federal Home Loan Mortgage Corp Discount Notes (e)	0.025	11/15/2011	6,099,810
250,000	Federal Home Loan Mortgage Corp Discount Notes (e)	0.160	12/16/2011	249,915
1,000,000	Federal Home Loan Mortgage Corp Discount Notes (e)	0.150	8/8/2012	998,700
1,250,000	United States Treasury Bill	0.094	11/17/2011	1,249,846
1,000,000	United States Treasury Bill	0.150	2/9/2012	999,454
1,000,000	United States Treasury Bill	0.170	3/8/2012	999,249
	TOTAL U.S. GOVERNMENT AND AGENCY (Cost $13,094,391)			13,094,391

	TOTAL SHORT-TERM INVESTMENTS ( Cost - $16,301,691)			16,301,691

	TOTAL INVESTMENTS - 100.1% ( Cost - $26,661,232) (f)			$ 26,577,321
	LIABILITIES LESS OTHER ASSETS - 0.1%			(15,738)
	NET ASSETS - 100.0%			$ 26,561,583

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2011

(a)	Variable rate security - interest rate subject to periodic change.
(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions
	exempt from registration to qualified institutional buyers. At September 30, 2011, these securities amounted to $2,327,637
	or 8.8% of net assets.
(c)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2011.
(d)	Represents annualized yield at date of purchase.
(e)	Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government.
	The Federal National Mortgage Association and Federal Home Loan Mortgage Corp. currently operates under a federal conservatorship.
(f)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,662,175 and differs
	from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 135,801
	Unrealized Depreciation:	(220,655)
	Net Unrealized Depreciation:	$ (84,854)

Long/(Short)		Unrealized
Contracts		Gain/(Loss)
	OPEN LONG FUTURES CONTRACTS
18	10 Year Mini JBG Note maturing December 2011	$ (6,516)
	(Underlying Face Amount at Value $256,032,000 Yen)
20	Euro-Bund Note maturing December 2011	25,837
	(Underlying Face Amount at Value $2,729,800 EUR)
12	Long Gilt Note maturing December 2011	21,472
	(Underlying Face Amount at Value $1,559,880 GBP)
20	US 10 Year Note maturing December 2011	8,461
	(Underlying Face Amount at Value $2,601,875)
	NET UNREALIZED GAIN FROM OPEN LONG FUTURES CONTRACTS	49,254

	OPEN SHORT FUTURES CONTRACTS
(10)	US 10 Year Note maturing December 2011	(6,914)
	(Underlying Face Amount at Value $1,300,938)
(30)	US Long Bond Note maturing December 2011	(21,857)
	(Underlying Face Amount at Value $4,278,750)
	NET UNREALIZED LOSS FROM OPEN SHORT FUTURES CONTRACTS	$ (28,771)

	OPEN SWAP CONTRACTS
Notional Amount	Reference Entity	Counterparty	Expiration Date	Unrealized Appreciation/ (Depreciation)
500,000	General Electric Corp 5.625% 09/15/2017	Citigroup Global Markets, Inc.	12/20/2016	$ (11,122)
750,000	NRG Energy, Inc.8.5% 6/15/2019	Citigroup Global Markets, Inc.	12/20/2014	(1,824)
1,000,000	CDX.NA.HY.17.VI Index	Citigroup Global Markets, Inc.	12/20/2016	25,172
500,000	JP Morgan Chase & Co. 4.75% 3/1/2015	Citigroup Global Markets, Inc.	12/20/2016	(5,538)

	NET UNREALIZED GAIN FROM OPEN SWAP CONTRACTS			$ 6,688

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement Of Assets and Liabilities
September 30, 2011

ASSETS
Investment securities:
At cost	$ 26,661,232
At value	$ 26,577,321
Deposit with brokers for futures contracts	425,833
Foreign currency (Cost $3,814)	3,744
Receivable for securities sold	880,529
Dividends and interest receivable	106,015
Receivable for futures - variation margin	41,963
Receivable for open forward foreign currency contracts	22,907
Receivable for Fund shares sold	16,300
Receivable for closed forward foreign currency contracts	10,041
Receivable from broker - Swap	86,844
Unrealized gains on swap contracts	6,688
Prepaid expenses and other assets	9,556
TOTAL ASSETS	28,187,741

LIABILITIES
Investment advisory fees payable	18,209
Payable for investments purchased	1,574,677
Distribution (12b-1) fees payable	243
Fees payable to other affiliates	8,105
Accrued expenses and other liabilities	24,924
TOTAL LIABILITIES	1,626,158
NET ASSETS	$ 26,561,583

NET ASSETS CONSIST OF:
Paid in capital	$ 26,773,606
Accumulated net investment loss	(8,315)
Accumulated net realized loss from security transactions	(169,567)
Net unrealized depreciation of investments	(34,141)
NET ASSETS	$ 26,561,583

NET ASSET VALUE PER SHARE:
Investor Class Shares:
Net Assets	$ 26,229,430
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,690,212
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.75
Maximum offering price per share (maximum sales charge of 5.75%)	$ 10.34

Class A Shares:
Net Assets	$ 9.75
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 9.75
Maximum offering price per share (maximum sales charge of 5.75%)	$ 10.34

Class C Shares:
Net Assets	$ 332,133
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	34,134
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.73

Class R Shares:
Net Assets	$ 9.75
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.75

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement of Operations (a)
For the Period Ended September 30, 2011

INVESTMENT INCOME
Interest	$ 92,918
Dividends	25,520
TOTAL INVESTMENT INCOME	118,438

EXPENSES
Investment advisory fees	127,146
Distribution (12b-1) fees:
Class C	478
Administrative services fees	26,678
Transfer agent fees	22,394
Legal fees	19,487
Accounting services fees	16,272
Audit fees	15,043
Compliance officer fees	12,127
Custodian fees	11,287
Shareholder reporting expenses	8,962
Registration fees	5,597
Trustees fees and expenses	4,210
Non 12b-1 shareholder servicing expense	500
Interest expense	318
Other expenses	5,024
TOTAL EXPENSES	275,523

Less: Fees waived/reimbursed by the Advisor	(131,003)

NET EXPENSES	144,520

NET INVESTMENT LOSS	(26,082)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT,
FUTURES, SWAPS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	148,631
Foreign currency transactions	(3,135)
Securities sold short	(5,259)
Futures	(311,894)
Swaps	1,135
Forward Currency exchange contracts	7,042
Net realized loss	(163,480)

Net change in unrealized appreciation (depreciation) of:
Investments	(83,911)
Foreign currency translations	(308)
Futures	20,483
Swaps	6,688
Forward Currency exchange contracts	22,907
Net change in unrealized appreciation (depreciation)	(34,141)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,	(197,621)
SECURITIES SOLD SHORT, FUTURES, SWAPS AND FOREIGN CURRENCY
TRANSACTIONS

NET DECREASE IN NET ASSETS	$ (223,703)

(a) The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Statement of Changes in Net Assets

For the
Period Ended
September 30, 2011 (a)
FROM OPERATIONS
Net investment loss	$ (26,082)
Net realized loss from investment, securities sold short,
futures, swaps and foreign currency transactions	(163,480)
Net change in unrealized appreciation (depreciation) on investments,
futures, swaps and foreign currency transactions	(34,141)
Net decrease in net assets resulting from operations	(223,703)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	27,989,971
Class A	10
Class C	337,693
Class R	10
Payments for shares redeemed:
Investor Class	(1,542,398)
Class A	-
Class C	-
Class R	-
Net increase in net assets from shares of beneficial interest	26,785,286

TOTAL INCREASE IN NET ASSETS	26,561,583

NET ASSETS
Beginning of Period	-
End of Period*	$ 26,561,583
*Includes undistributed net investment loss of:	$ (8,315)

SHARE ACTIVITY
Class Investor:
Shares Sold	2,846,391
Shares Redeemed	(156,179)
Net increase in shares of beneficial interest outstanding	2,690,212
Class A:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

Class C:
Shares Sold	34,134
Net increase in shares of beneficial interest outstanding	34,134

Class R:
Shares Sold	1
Net increase in shares of beneficial interest outstanding	1

(a)	The Bandon Isolated Alpha Fixed Income Fund commenced operations on December 31, 2010.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For The Period Ended
	September 30, 2011 (1)
	Investor	Class A		Class C	Class R
Net asset value, beginning of period	$ 10.00	$ 10.00		$ 10.00	$ 10.00

Activity from investment operations:
Net investment income (loss) (2)	(0.03)	(0.04)		(0.06)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.22)	(0.21)		(0.21)	(0.21)
Total from investment operations	(0.25)	(0.25)		(0.27)	(0.25)

Net asset value, end of period	$ 9.75	$ 9.75		$ 9.73	$ 9.75

Total return (3,4)	(2.50)%	(2.50)%		(2.70)%	(2.50)%

Net assets, at end of period (000s)	$ 26,229	$ 0	(5)	$ 332	$ 0	(5)

Ratio of gross expenses to average
net assets (6,7)	3.73%	3.98%		4.73%	4.23%
Ratio of net expenses to average
net assets (7)	1.95%	2.20%		2.95%	2.45%
Ratio of net investment income
to average net assets (6,7)	-0.36%	-0.61%		-1.36%	-0.86%

Portfolio Turnover Rate (4)	708%	708%		708%	708%

(1)	The Bandon Isolated Alpha Fixed Income Fund's Investor Class and Class A,C and R commenced operations on
December 31, 2010. See note 1.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4) Not Annualized.
(5)	Represents less than $1,000 in net assets.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.

See accompanying notes to financial statements.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements

September 30, 2011

1.

ORGANIZATION

The Bandon Isolated Alpha Fixed Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks consistent positive returns throughout various fixed income market cycles. The Fund commenced operations on December 31, 2010.

The Fund currently offers Investor Class and Class C shares only. Class A and R received initial seed capital only and are currently not open to new investors. Investor Class shares are offered at net asset value plus a maximum sales charge of 5.75%, Class C shares are offered at Net Asset Value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Bonds & Notes	$ -	$ 8,390,237	$ -	$ 8,390,237
Preferred Stock	1,885,393	-	-	1,885,393
Money Market Funds	3,207,300	-	-	3,207,300
U.S. Government and Agency Obligations	-	13,094,391	-	13,094,391
Total Investments	5,092,693	21,484,628	-	26,577,321
Derivatives
Forward Currency Exchange Contracts	-	22,907	-	22,907
Futures**	20,483	-	-	20,483
Swaps	6,688			6,688
Total Derivatives	27,171	22,907	-	50,078
Total	5,119,864	21,507,535	-	26,627,399

The Fund did not hold any Level 3 securities during the period.

There were no significant transfers into or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2011

* Refer to the Schedule of Investments for industry classifications.

**Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Transactions - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset values per share of the Fund.

Federal Income Tax – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax year 2011. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Futures Contracts – The Fund is subject to interest rate risk and forward currency exchange rate risk in the normal course of pursuing its investment objective.   The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates.  Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position).  During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading.  Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred.  When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract.  If the Fund

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2011

were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.   The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.  Risks may exceed amounts recognized in the Statement of Assets and Liabilities.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of September 30, 2011 the Fund held futures in an account with MF Global, Inc., See note 7 for further discussion of this subsequent event.

Forward Foreign Currency Exchange Contracts – The Fund may enter into Forward Foreign Currency Exchange Contracts (“Forward Contracts”), in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy.  When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates.  With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed.  The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

Foreign Currency	Counterparty	Settlement Date	Local Currency	US Dollar Value	Unrealized Appreciation
To Sell
British Pound	Morgan Stanley	10/12/2011	334,913	$ 523,369	$ 5,295
British Pound	JP Morgan	10/12/2011	910	1,422	16
Canadian Dollar	Bank of America	10/12/2011	300,878	289,668	15,899
Euro	Barclays	10/12/2011	4,000	53,800	1,697
				Total	$ 22,907

Credit Default Swaps - Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio.  In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.  For the period ended September 30, 2011 the Fund’s trades of swap contracts resulted in a net gain of $1,135 which is included in the net realized gain from swap transactions in the Statement of Operations.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2011

Fair Values of Derivative Instruments in the Fund as of September 30, 2011:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Interest rate contracts:	Receivables, Net Assets -		Payables, Net Assets - Net Unrealized
	Unrealized Appreciation	$ 27,171	Depreciation	$ -

Foreign exchange contracts:	Receivables, Net Assets -		Payables, Net Assets - Net Unrealized
	Unrealized Appreciation	$ 22,907	Depreciation	$ -

		$ 50,078		$ -

The effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2011.

Change in
Unrealized
		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Interest rate contracts	Net realized gain (loss) from futures contracts/Net
change in unrealized appreciation (depreciation) from
	futures contracts, and swap contracts	$ (310,759)	$ 27,171

Foreign exchange contracts	Net realized gain (loss) from forward exchange contracts
Net change in unrealized appreciation/depreciation
	from forward currency exchange contracts	7,042	22,907

Total		$ (303,717)	$ 50,078

The derivative instruments outstanding as of September 30, 2011 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

Short Sales – A "short sale" is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.  Conversely, if the price declines, the Fund will realize a gain.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2011

3.  INVESTMENT TRANSACTIONS

For the period ended September 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $37,498,171 and $26,112,642, respectively.

4.  INVESTMENT ADVISORY AGREEMENTS / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund.  Bandon Capital Management, LLC (“Advisor”), serves as investment adviser to the Fund.  The Advisor has engaged Dix Hills Partners, LLC and Logan Circle Partners, L.P. (the “Sub-Advisors”) to serve as the sub-advisors to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor computed and accrued daily and paid monthly at an annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to the sub-advisory agreements, the Advisor pays Dix Hills Partners, LLC and Logan Circle Partners, L.P. a sub-advisory fee, computed and accrued daily and paid monthly.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.20% ,2.95 and 2.45% of the daily average net assets attributable to the Investor Class, Class A, Class C and Class R shares, respectively.  For the period ended September 30, 2011, the Advisor waived fees in the amount of $131,003.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets attributable to the Investor Class, Class A, Class C and Class R, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets for each share class. If Fund Operating Expenses subsequently exceed 1.95%, 2.20%, 2.95% and 2.45% of the average daily net assets for each shares class, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.  For the period ended September 30, 2011, the Advisor waived fees in the amount of $131,003 that may be recaptured through March 30, 2015.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets attributable to the Class A, Class C and Class R shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the period ended September 30, 2011, pursuant to the Plan, Class C shares paid $478, respectively.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2011

Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Investor Class and Class A shares. The Distributor is an affiliate of GFS. During the period ended September 30, 2011, the Distributor received $0 in underwriting commissions for sales of Investor Class shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $31,500* or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

* The annual minimum will increase to $35,000 per annum in January 2012.

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $33,000* plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

* The annual minimum will increase to $36,000 per annual in January 2012.

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

The greater of the annual minimum or per account charges. The annual minimum is $16,200* per class and the per account charge is $16.00 per account.

* The annual minimum will increase to $18,000 per annum in January 2012.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended September 30, 2011, the Fund

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2011

 incurred expenses of $12,127 for compliance services pursuant to the Trust’s Agreement with NLCS. Such fees would be included in the line item marked “Compliance officer fees” on the Statement of Operations in the shareholder report.  Such fees are included in the line item marked “Compliance Officer Fees” on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the period ended September 30, 2011, GemCom collected amounts totaling $6,488 for EDGAR and printing services performed.  Such fees are included in the line item marked “Compliance Officer Fees” on the Statement of Operations in this shareholder report.

5. TAX COMPONENTS OF CAPITAL

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Capital Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ 21,280	$ -	$ (148,141)	$ -	$ (85,162)	$ (212,023)

The difference between book basis and tax basis unrealized depreciation, undistributed ordinary income is primarily attributable to the tax deferral of losses on wash sales and mark to market on open Section 1256 contracts, forward foreign currency contracts and swaps.

At September 30, 2011, the Fund had a long term capital loss carry forward for federal income tax purposes available to offset future capital gains, which can be carried forward indefinitely as follows:

Short-Term	Long-Term	Total
$ -	$ 148,141	$ 148,141

Permanent book and tax differences primarily attributable to non-deductible expenses and adjustments from paydowns and swaps, resulted in reclassification for the Fund for the period ended September 30, 2011 as follows:  a decrease in paid-in-capital of $11,680; a decrease in accumulated net investment loss of $17,767; and an increase in accumulated net realized loss from security transactions of $6,087.

6. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. generally accepted accounting principles (“GAAP”) and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Bandon Isolated Alpha Fixed Income Fund

Notes to Financial Statements (Continued)

September 30, 2011

7.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On October 31, 2011, MF Global Holdings Ltd. and MF Global Finance USA Inc. (collectively "MF Global") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code. At September 30, 2011 and at the date of the Bankruptcy filing the Fund held Future contracts and margin deposits at MF Global.  The Fund has since had all its open futures contracts moved from its MF Global accounts or sold within the MF Global account. On September 30, 2011 the fund held futures and margin deposits of $343,000 and has current estimated exposure at MF Global as of November 29, 2011 of $69,300.  Management is continuing its review of the situation and based on the information available does not expect there will be a material impact on the Funds net assets

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Bandon Isolated Alpha Fixed Income Fund

(Northern Lights Fund Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bandon Isolated Alpha Fixed Income Fund (the “Fund”), a series of the Northern Lights Fund Trust, as of September 30, 2011, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from December 31, 2010 (commencement of operations) through September 30, 2011.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where the reply from the broker was not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bandon Isolated Alpha Fixed Income Fund as of September 30, 2011, the results of its operations, changes in its net assets, and financial highlights for the period then ended in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

November 29, 2011

Bandon Isolated Alpha Fixed Income Fund

Expense Example (unaudited)

September 30, 2011

As a shareholder of Bandon Isolated Alpha Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and contingent deferred sales charges (CDSCs); (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bandon Isolated Alpha Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2011 through September 30, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Bandon Isolated Alpha Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Fund’s	Beginning	Ending	Expenses Paid
	Annualized	Account Value	Account Value	During Period *
Actual	Expense Ratio	4/1/2011	9/30/2011	4/1/2011 – 9/30/11
Class Investor	1.95%	$1,000.00	$988.80	$9.72
A Class	2.20%	1,000.00	988.80	10.97
C Class	2.95%	1,000.00	986.80	14.69
R Class	2.45%	1,000.00	988.80	12.21

	Fund’s	Beginning	Ending	Expenses Paid
Hypothetical	Annualized	Account Value	Account Value	During Period *
(5% return before expenses)	Expense Ratio	4/1/2011	9/30/2011	4/1/2011 – 9/30/11
Class Investor	1.95%	$1,000.00	$1,015.29	$ 9.85
A Class	2.20%	1,000.00	1,014.04	11.11
C Class	2.95%	1,000.00	1,010.28	14.87
R Class	2.45%	1,000.00	1,012.78	12.36

*   Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Approval of Advisory Agreement – Bandon Isolated Alpha Fixed Income Fund

In connection with a meeting held on November 3, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Bandon Capital Management, LLC (“BCM” or the “Adviser”) and the Trust, on behalf Bandon Isolated Alpha Fixed Income Fund (the “Fund”). In considering the proposed Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of a composite the Adviser’s separately managed accounts and appropriate indices with respect to the composite; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Adviser; and (d) the financial condition of the Adviser.

In their consideration of the proposed Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.  A presentation was given by representatives of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed the nature of BCM’s operations, the quality of BCM’s compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed the financial statements of each adviser and concluded that the adviser is sufficiently well capitalized to meet its respective obligations to the Trust.  The Trustees concluded that BCM has the ability to provide a level of service consistent with the Board’s expectations.

 Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  However, the Board, including the Independent Trustees, considered BCM’s past performance of separately managed accounts. The Board concluded that the Adviser has the potential to deliver favorable performance.

 Fees and Expenses.  The Board noted that BCM would charge a 1.75% annual advisory fee based on the average net assets of the Fund. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was acceptable in light of the quality of the services the Fund expected to receive from the Adviser and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  It was the consensus of the Board that based on the anticipated size of Fund for the initial two years of its Advisory Agreement, economies of scale was not a relevant consideration at this time.

 Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by BCM in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. They also considered the profits to be realized by BCM from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and expected asset level, the Board was satisfied that BCM’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the shareholders of the Fund.

Approval of Sub-Advisory Agreements

In connection with a meeting held on December 13, 2010, the Board of the Trust, including a majority of the Independent Trustees, discussed the approval of the separate sub-advisory agreements between BCM and Dix Hills Partners, LLC, (“Dix Hills”), and BCM and Logan Circle Partners, L.P. (“Logan Circle”) (Dix Hills and Logan Circle are each a “Sub-Adviser” and collectively referred to as the “Sub-Advisers”) with respect to the Fund (the “Sub-Advisory Agreements”). In considering the proposed Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements. These materials included: (a) information on the investment performance of each Sub-Adviser’s separately managed accounts; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Sub-Adviser; and (d) investment management staffing.

In its consideration of the proposed Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreements include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Sub-Advisers’ operations, the quality of Sub-Advisers’ compliance infrastructure and the experience of its fund management personnel.  The Trustees concluded that Sub-Advisers’ have the ability to provide a level of service consistent with the Board’s expectations.

Performance.  Because the Fund has not yet commenced operations, the Trustees could not consider the investment performance of each Sub-Adviser.  However, the Board, including the Independent Trustees, considered each Sub-Adviser’s past performance with its separately managed accounts. The Board concluded that each Sub-Adviser has the potential to deliver favorable performance.

Fees and Expenses.  The Board then discussed the proposed fees to be paid to each Sub-Adviser and concluded that the Fund’s sub-advisory fees, as well as its overall expense ratio, were acceptable in light of the quality of the services the Fund expected to receive from the Sub-Advisers and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Sub-Advisory Agreements, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Advisers in connection with the operation of the Fund, based on the materials provide d to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Sub-Advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expected asset levels, they were satisfied that each Sub-Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structure is fair and reasonable and that approval of the Sub-Advisory Agreements is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Sub-Advisory Agreements.

Bandon Isolated Alpha Fixed Income Fund

Trustees and Officers (unaudited)

September 30, 2011

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan (1944)	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl (1950)	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	79

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust;  World Funds Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund (2009-2011)

Gary W. Lanzen (1954)	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor (1964)	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (2008-2011).	79	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** (1952)	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	79	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	President Since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 (1976)	Secretary Since 2011

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Brian Nielsen (1972)	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley (1958)	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 (1969)	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 (1968)	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 (1977)	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 (1972)	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-464-3111.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-477-8100 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-477-8100

INVESTMENT ADVISOR

Bandon Capital Management, LLC

317 SW Alder Street, Suite 1110

Portland, OR 97204

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2011 - $15,000

(b)

Audit-Related Fees

2011 -  None

(c)

Tax Fees

2011 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2011 - $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

12/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

12/8/11

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

12/8/11